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FORM 8-K. CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES ACT
OF 1934.

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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) August 3, 1998

                      Cotton Valley Resources Corporation
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             (Exact name of registrant as specified in its charter)

   Yukon Territory, Canada          0-28814                   98-0164357
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(State or other jurisdiction      (Commission               (IRS Employer
     of incorporation)            File Number)            Identification No.)

   6510 Abrams Road, Suite 300, Dallas, TX                       75231
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  (Address of principal executive offices)                     (Zip Code)

Registrant's telephone number, including area code  (214) 221-6500
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         (Former name or former address, if changed since last report.)


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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     Effective August 3, 1998, the Board of Directors of the Company, as well as the Audit Committee of the Board of Directors of the Company, approved the engagement of Lane Gorman Trubitt L.L.P. ("LGT") as the Company's independent auditors for the fiscal year ending June 30, 1998 to replace the firm of Hein + Associates LLP ("Hein") who declined to stand for re-election, effective the same date.

     The reports of Hein on the Company's financial statements for the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except for the report on the Company's financial statements for the year ended June 30, 1996, which included a paragraph regarding uncertainty as to the Company's ability to continue as a going concern.

     In connection with the audits of the Company's financial statements for each of the two fiscal years ended June 30, 1996 and June 30, 1997, and in the subsequent interim period, there were no disagreements with Hein on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of Hein would have caused Hein to make reference to the matter in their reports. In addition, during the aforementioned fiscal years and the interim period during which Hein served the Company preceding its declination to stand for re-election, the Company had no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K, promulgated pursuant to the Securities Exchange Act of 1934, except as described below.

     Hein has not advised the Company during the two most recent fiscal years and in the subsequent interim period that: (i) the internal controls necessary for the Company to develop reliable financial statements do not exist; (ii) information has come to their attention that has led them to no longer be able to rely on management's representations, or that has made them unwilling to be associated with the financial statements prepared by management; (iii) there was a need to expand significantly the scope of its audits, or (iv) information has come to their attention that they have concluded will, or that if further investigated might, materially impact the fairness or reliability of either previously issued audit reports or the underlying financial statements, or the financial statements issued or to be issued covering the fiscal period subsequent to the date of the most recent audited financial statements, except that Hein has informed the Company of the need to adjust certain accounts and continue to investigate unresolved questions regarding other accounts which will significantly reduce income reported in the Company's previously filed Form 10-Q for the period ended March 31, 1998. The Company is in the process of investigating these items and will amend its Form 10-Q for the period ended March 31, 1998 when its investigation is complete.

     No consultations occurred between the Company and LGT during the two fiscal years and any interim period preceding the appointment of LGT regarding the application of accounting principles, the type of audit opinion that might be rendered or other information considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue.

     The Registrant has authorized Hein to respond to all inquiries of LGT.

     The Company has requested Hein to furnish it a letter addressed to the United States Securities and Exchange Commission stating whether it agrees with the disclosures made herein. A copy of that letter, dated August 4, 1998 is filed as Exhibit 1 to this Current Report on Form 8-K.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (a) Financial Statements

         None

     (b) Pro Forma Financial Information

         None
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     (c)  Exhibits

          A list of exhibits required to be filed as part of this Report is set forth in the Exhibit Index, which immediately precedes such exhibits, and is incorporated herein by reference.



                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             Cotton Valley Resources Corporation
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                                                       (Registrant)


Date August 4, 1998                          /s/ EUGENE A. SOLTERO
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                                             Eugene A. Soltero
                                             Chief Executive Officer
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                      COTTON VALLEY RESOURCES CORPORATION
                                 EXHIBIT INDEX



Exhibit Number

  99.1 Letter Addressed to the Securities and Exchange Commission dated August 4, 1998, from the Company's former auditors, Hein + Associates LLP, relative to their agreement with the statements made in Item 304 of this Current Report on Form 8-K.